UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 4, 2018

Coupa Software Incorporated

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-37901	20-4429448
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1855 S. Grant Street San Mateo, CA		94402
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (650) 931-3200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

EXPLANATORY NOTE

This Current Report on Form 8-K/A supplements and amends the Current Report on Form 8-K filed by Coupa Software Incorporated (the “Company”) on December 10, 2018, to include the financial statements and pro forma financial information required under Items 9.01 (a) and 9.01 (b) in connection with the Purchase Agreement by and among the Company, Hiperos, LLC, a Delaware limited liability company (“Hiperos”), GTCR/Opus Blocker Corp., a Delaware corporation (together with Hiperos, the “Targets”), GTCR Fund X/C LP, a Delaware limited partnership, GTCR/Opus Splitter LP, a Delaware limited partnership, and Opus Global Holdings, LLC, a Delaware limited liability company, pursuant to which the Company acquired all of the outstanding equity securities of the Targets and the Targets become, directly or indirectly, wholly-owned subsidiaries of the Company (the “Acquisition”). The financial statements and information should be read in conjunction with the Company’s Current Report on Form 8-K filed on December 10, 2018.

As stated in Note 6 of the notes to unaudited condensed consolidated interim financial statements of Hiperos as of and for the nine months ended September 30, 2018, filed hereto as Exhibit 99.2, immediately prior to the Acquisition, Hiperos distributed its existing 100% interest in Alacra, LLC (“Alacra”), a consolidated subsidiary of Hiperos, to Hiperos’s parent, Opus Global Holding, LLC (the “Distribution”). The audited consolidated financial statements of Hiperos as of and for the year ended December 31, 2017, including the notes related thereto, filed hereto as Exhibit 99.1, and the unaudited condensed consolidated interim financial statements of Hiperos as of and for the nine months ended September 30, 2018, including the notes related thereto, filed hereto as Exhibit 99.2, include the combined financial results of both Hiperos and Alacra prior to the Distribution. Such historical financial results are not necessarily indicative of the future results of Hiperos following the Distribution and the Acquisition, and such results of operations for the nine months ended September 30, 2018, are not necessarily indicative of the results to be expected of Hiperos for the full fiscal year or any other period. Such historical financial statements should be read in conjunction with the unaudited pro forma condensed combined financial information of the Company and Hiperos for the year ended January 31, 2018 and the nine months ended October 31, 2018, including the notes related thereto, filed hereto as Exhibit 99.3.

Item 9.01	Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

The audited consolidated financial statements of Hiperos as of and for the year ended December 31, 2017, including the notes related thereto, are filed as Exhibit 99.1 and incorporated herein by reference.

The unaudited condensed consolidated interim financial statements of Hiperos as of September 30, 2018 and for the nine months ended September 2018 and 2017, including the notes related thereto, are filed as Exhibit 99.2 and incorporated herein by reference.

(b) Pro Forma Financial Information.

The unaudited pro forma condensed combined financial information of the Company and Hiperos as of October 31, 2018, for the year ended January 31, 2018 and the nine months ended October 31, 2018, including the notes related thereto, are filed as Exhibit 99.3 and incorporated herein by reference.

(d) Exhibits.

Exhibit Number	Description

23.1	Consent of Independent Accountant.

99.1	Audited consolidated financial statements of Hiperos as of and for the year ended December 31, 2017.

99.2	Unaudited condensed consolidated interim financial statements of Hiperos as of September 30, 2018 and for the nine months ended September 30, 2018 and 2017.

99.3	Unaudited pro forma condensed combined financial information of the Company and Hiperos as of October 31, 2018, for the year ended January 31, 2018 and the nine months ended October 31, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Coupa Software Incorporated

Date: February 21, 2019	By:	/s/ Todd Ford
Todd Ford
Chief Financial Officer (Principal Financial Officer)